EXHIBIT 10.53
                              Note to Exhibit 10.53



         The following Indenture Supplement is substantially identical in all material respects to five additional Indenture Supplements except as follows:


Owner Participant                                       Date                                    Aircraft (Tail No.)
-----------------                                       ----
NCC Charlie Company*                                    September 10, 1998*                     N575ML*
NCC Charlie Company                                     September 10, 1998                      N576ML
General Electric Capital Corporation                    November 10, 1998                       N577ML
General Electric Capital Corporation                    November 10, 1998                       N578ML
Castle Harbour Leasing Inc.                             December 10, 1998                       N579ML
NCC Charlie Company                                     January 25, 1999                        N580ML



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*          Filed document